                                                                      EXHIBIT 99



Term Sheets

CMBS NEW ISSUE TERM SHEET

$990,377,024 (APPROXIMATE)

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK
COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-3
OFFERED CLASSES A-1, A-2, A-2F, B, C, D, E AND F
CERTIFICATES

BANK OF AMERICA, N.A. AND FIRST UNION NATIONAL BANK
MORTGAGE LOAN SELLERS

CAPSTONE REALTY ADVISORS, LLC
MASTER SERVICER

FIRST UNION NATIONAL BANK
SPECIAL SERVICER

NOVEMBER 2001

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA SECURITIES LLC                               WACHOVIA SECURITIES

                           DEUTSCHE BANC ALEX. BROWN

                               TABLE OF CONTENTS

Transaction Structure
      Structure Overview....................................    3
      Structure Schematic...................................    4
      Transaction Terms.....................................    5

Mortgage Pool Characteristics
      General Characteristics...............................    8
      Property Types........................................    9
      Property Location.....................................   10
      Cut-off Date Balance..................................   11
      Mortgage Rates........................................   12
      Underwriting Debt Service Coverage Ratio..............   12
      Cut-off Date Loan-to-Value Ratio......................   13
      Maturity Date Loan-to-Value Ratio.....................   13
      Original Term to Maturity.............................   14
      Remaining Term to Maturity............................   14
      Original Amortization Term............................   15
      Remaining Stated Amortization Terms...................   15
      Seasoning.............................................   16
      Year of Mortgage Maturity.............................   16
      Prepayment Lock-Out/Prepayment Analysis...............   17

Ten Largest Mortgage Loans..................................   18
      Cornerstone Portfolio.................................   19
      Savannah Apartments...................................   21
      635 Madison Avenue....................................   23
      Crossroads Technology Park............................   25
      One Peachtree Pointe..................................   27
      The Commons at Temecula...............................   29
      Federal Express -- Oakland Airport....................   31
      625 Massachusetts Avenue..............................   33
      Fountains at Smoke Ranch..............................   35
      Wilsontown Shopping Center............................   37

Additional Mortgage Loan Information........................   39

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

         EXPECTED                           APPROX.
         RATINGS                               % OF   APPROX.        WEIGHTED      PRINCIPAL         ASSUMED
       ------------      CERTIFICATE        INITIAL    CREDIT         AVERAGE         WINDOW          FINAL
CLASS  S&P    FITCH          BALANCE   POOL BALANCE   SUPPORT   LIFE (YRS)(1)       (MOS)(1)   DISTRIBUTION DATE(1)   RATE TYPE
-------------------------------------------------------------------------------------------------------------------------------
A-1    AAA    AAA     $  222,739,508      19.59%       22.38%            5.75         1-107      October 11, 2010         Fixed
-------------------------------------------------------------------------------------------------------------------------------
A-2    AAA    AAA     $  659,648,055      58.03%       22.38%            9.46       107-116         July 11, 2011         Fixed
-------------------------------------------------------------------------------------------------------------------------------
A-2F   AAA    AAA                TBD                   22.38%            9.46       107-116         July 11, 2011   Floating(2)
-------------------------------------------------------------------------------------------------------------------------------
B       AA     AA     $   42,627,419       3.75%       18.63%            9.74       116-117       August 11, 2011         Fixed
-------------------------------------------------------------------------------------------------------------------------------
C      AA-    AA-     $   17,050,967       1.50%       17.13%            9.74       117-117       August 11, 2011         Fixed
-------------------------------------------------------------------------------------------------------------------------------
D       A+     A+     $   17,050,968       1.50%       15.63%            9.74       117-117       August 11, 2011         Fixed
-------------------------------------------------------------------------------------------------------------------------------
E       A      A      $   14,209,139       1.25%       14.38%            9.74       117-117       August 11, 2011         Fixed
-------------------------------------------------------------------------------------------------------------------------------
F       A-     A-     $   17,050,968       1.50%       12.88%            9.74       117-117       August 11, 2011         Fixed
-------------------------------------------------------------------------------------------------------------------------------

         EXPECTED                           APPROX.
         RATINGS                               % OF   APPROX.        WEIGHTED      PRINCIPAL         ASSUMED
       ------------      CERTIFICATE        INITIAL    CREDIT         AVERAGE         WINDOW          FINAL
CLASS  S&P    FITCH          BALANCE   POOL BALANCE   SUPPORT   LIFE (YRS)(1)       (MOS)(1)   DISTRIBUTION DATE(1)   RATE TYPE
-------------------------------------------------------------------------------------------------------------------------------
G      BBB+   BBB+    $   17,050,967       1.50%       11.38%            9.74   (Not Offered)         (Not Offered)       Fixed
-------------------------------------------------------------------------------------------------------------------------------
H      BBB    BBB     $   14,209,139       1.25%       10.13%            9.81   (Not Offered)         (Not Offered)       Fixed
-------------------------------------------------------------------------------------------------------------------------------
J      BBB-   BBB-    $   14,209,140       1.25%        8.88%            9.83   (Not Offered)         (Not Offered)    Fixed(3)
-------------------------------------------------------------------------------------------------------------------------------
K      BB+    BB+     $   29,839,193       2.63%        6.25%            9.84   (Not Offered)         (Not Offered)       Fixed
-------------------------------------------------------------------------------------------------------------------------------
L       BB     BB     $    8,525,484       0.75%        5.50%            9.91   (Not Offered)         (Not Offered)       Fixed
-------------------------------------------------------------------------------------------------------------------------------
M      BB-    BB-     $    8,525,483       0.75%        4.75%            9.91   (Not Offered)         (Not Offered)       Fixed
-------------------------------------------------------------------------------------------------------------------------------
N       B+     B+     $   14,209,140       1.25%        3.50%           10.47   (Not Offered)         (Not Offered)       Fixed
-------------------------------------------------------------------------------------------------------------------------------
O       B      B      $    5,683,656       0.50%        3.00%           11.74   (Not Offered)         (Not Offered)       Fixed
-------------------------------------------------------------------------------------------------------------------------------
P       B-     B-     $    5,683,655       0.50%        2.50%           11.74   (Not Offered)         (Not Offered)       Fixed
-------------------------------------------------------------------------------------------------------------------------------
Q       NR     NR     $   28,418,280       2.50%        0.00%           11.74   (Not Offered)         (Not Offered)       Fixed
-------------------------------------------------------------------------------------------------------------------------------
XP     AAA    AAA     $  678,040,428(4)      N/A         N/A              N/A   (Not Offered)         (Not Offered)    Variable
-------------------------------------------------------------------------------------------------------------------------------
XC     AAA    AAA     $1,136,731,161(4)      N/A         N/A              N/A   (Not Offered)         (Not Offered)    Variable
-------------------------------------------------------------------------------------------------------------------------------

(1) As of the Cut-off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "Yield and Maturity Considerations -- Yield Considerations" in the preliminary prospectus supplement.

(2) LIBOR for the first Distribution Date will be determined two banking days before the Delivery Date and for each Distribution Date thereafter will be determined as described in the preliminary prospectus supplement under "Description of the Certificates -- Pass-Through Rates". Under certain circumstances described in the preliminary prospectus supplement, the Pass-Through Rate may convert to fixed rate. See "Description of the Swap Contract -- The Swap Contract" in the preliminary prospectus supplement.

(3) The Pass-Through Rate for any Class J Certificate for any Distribution Date will not exceed the Weighted Average Net Mortgage Rate.

(4) Notional Amount.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*
--------------------------------------------------------------------------------

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

--------------------------------------------------------------------------------
OFFERED CERTIFICATES

             BALANCE
            PERCENTAGE
              AS OF
             CLOSING
CLASS          DATE           TYPE
------------------------------------
A-1           19.59%        Offered
------------------------------------
A-2           58.03%        Offered
------------------------------------
B              3.75%        Offered
------------------------------------
C              1.50%        Offered
------------------------------------
D              1.50%        Offered
------------------------------------
E              1.25%        Offered
------------------------------------
F              1.50%        Offered
------------------------------------

------------------------------------
NON-OFFERED CERTIFICATES

            APPROX.
             % OF
CLASS        TOTAL          TYPE
------------------------------------
G            1.50%     (Not Offered)
------------------------------------
H            1.25%     (Not Offered)
------------------------------------
J            1.25%     (Not Offered)
------------------------------------
K            2.63%     (Not Offered)
------------------------------------
L            0.75%     (Not Offered)
------------------------------------
M            0.75%     (Not Offered)
------------------------------------
N            1.25%     (Not Offered)
------------------------------------
O            0.50%     (Not Offered)
------------------------------------
P            0.50%     (Not Offered)
------------------------------------
Q            2.50%     (Not Offered)
------------------------------------
IO-I           N/A     (Not Offered)
------------------------------------
IO-II          N/A     (Not Offered)
------------------------------------
IO-III         N/A     (Not Offered)
------------------------------------

* Classes are not drawn to scale.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

\
BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
       NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED NOVEMBER 2001.

ISSUE TYPE             Sequential pay REMIC. Class A-1, A-2, A-2F, B, C, D, E
                       and F Certificates (the "Offered Certificates") are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to accredited investors.

CUT-OFF DATE           All Mortgage loan characteristics are based on balances
                       as of the Cut-off Date, November 1, 2001 (or, in the case of 1 Mortgage Loan, November 11, 2001). All percentages presented herein are approximate.

MORTGAGE POOL          The Mortgage Pool consists of 140 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate balance as of the Cut-off Date of $1,136,731,161 (the "Initial Pool
                       Balance"), subject to a variance of plus or minus 5%. The
                       Mortgage Loans are secured by 147 properties (the
                       "Mortgaged Properties") located throughout 32 states and the District of Columbia.

DEPOSITOR              Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN SELLERS  Bank of America, N.A. and First Union National Bank

UNDERWRITERS           Banc of America Securities LLC, First Union Securities,
                       Inc. and Deutsche Banc Alex. Brown Inc.

                       First Union Securities, Inc. is an indirect, wholly-owned subsidiary of Wachovia Corporation. Wachovia Corporation conducts its investment banking, institutional, and capital markets businesses through its various bank, broker-dealer and nonbank subsidiaries (including First Union Securities, Inc.) under the trade name of Wachovia Securities. Any references to Wachovia Securities herein, however, do not include Wachovia Securities, Inc., member NASD/SIPC, which is a separate broker-dealer subsidiary of Wachovia Corporation and sister affiliate of First Union Securities, Inc. Wachovia Securities, Inc. is not participating as an underwriter in the distribution of the Offered Certificates.

TRUSTEE                Wells Fargo Bank Minnesota, N.A.

MASTER SERVICER        Capstone Realty Advisors, LLC

BACK-UP MASTER
  SERVICER             First Union National Bank

SPECIAL SERVICER       First Union National Bank

RATING AGENCIES        Standard and Poor's Ratings Services, a division of the
                       McGraw-Hill Companies, Inc., and Fitch, Inc.

DENOMINATIONS          $10,000 minimum for Class A Certificates and
                       $100,000 minimum for all other Offered Certificates.

SETTLEMENT DATE        On or about November   , 2001.

SETTLEMENT TERMS       Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE      The 11th day of each month, or if such 11th day is not a
                       business day, the next succeeding business day, commencing with respect to the Offered Certificates in December 2001.

DETERMINATION DATE     For any Distribution Date, the fifth business day prior
                       to the related Distribution Date.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest will be distributed on each Distribution Date in sequential order of class designations with Classes A-1, A-2, A-2F, XC and XP ranking pari passu in entitlement to interest.

PRINCIPAL
  DISTRIBUTIONS        Principal will be distributed on each Distribution Date
                       to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class Q Certificates are reduced to zero, payments of principal to the Class A-1, Class A-2 and Class A-2F Certificates will be made on a pro rata basis.

LOSSES To be applied first to Class Q, then to the next most subordinate Class of Sequential Pay Certificates, etc.

PREPAYMENT PREMIUMS    The manner in which any prepayment premiums received
                       during a particular Collection Period will be allocated to one or more of the classes of Offered Certificates is described in the "Description of the Certificates -- Distributions -- Distributions of
                       Prepayment Premiums" in the prospectus supplement.

ADVANCES Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so.

APPRAISAL REDUCTIONS   Either (1) within 60 days after the earliest of the date
                       on which the Special Servicer materially modifies a Mortgage Loan, the date on which a receiver is appointed in respect of the Mortgaged Property securing a Mortgage
                       Loan, the date on which the borrower under a Mortgage
                       Loan becomes the subject of bankruptcy proceedings or the date on which a Mortgage Property securing a Mortgage
                       Loan becomes an REO Property or (2) on the 120th day following the occurrence of an uncured delinquency in monthly payments in respect of a Mortgage Loan, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal
                       Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the Mortgaged Property.

OPTIONAL TERMINATION   The Master Servicer, the Special Servicer, and certain
                       Certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than or equal to 1% of the Initial Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS      The most subordinate Class of Sequential Pay Certificates
                       with outstanding Certificate Balance at least equal to 25% of its initial Certificate Balance (or, if no such Class satisfies such criteria, the Class of Sequential
                       Pay Certificates with the then largest outstanding Class principal balance).

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

ERISA The Offered Certificates are expected to be ERISA eligible.

SMMEA The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

CONTACT                Banc of America Securities LLC    First Union Securities,
                                                           Inc.

                       Bill Hale                         William J. Cohane
                       (704) 388-1597 (Phone)            (704) 374-6161 (Phone)
                       (704) 388-9677 (Fax)              (704) 383-7639 (Fax)

                       Geordie Walker                    Scott Fuller
                       (704) 388-1597 (Phone)            (704) 374-8267 (Phone)
                       (704) 388-9677 (Fax)              (704) 383-9165 (Fax)

                       Chuck Mather                      Bob Ricci
                       (704) 388-1597 (Phone)            (704) 374-8267 (Phone)
                       (704) 388-9677 (Fax)              (704) 383-9165 (Fax)

                                   Deutsche Banc Alex. Brown Inc.
                                   Scott Waynebern
                                   (212) 469-5149 (Phone)
                                   (212) 469-2621 (Fax)

                                   Christopher Battles
                                   (212) 469-3671 (Phone)
                                   (212) 469-4579 (Fax)

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS

Number of Mortgage Loans....................................                140
Number of Crossed Loan Pools................................                  2
Number of Mortgaged Properties..............................                147
Aggregate balance of all Mortgage Loans.....................     $1,136,731,161
Number of Mortgage Loans with Balloon Payments(1)...........                125
Aggregate Balance of Mortgage Loans with Balloon
  Payments(1)...............................................     $1,049,376,036
Number of Mortgage Loans with Anticipated Repayment Date....                  6
Aggregate Balance of Mortgage Loans with Anticipated
  Repayment Date............................................     $   54,347,831
Number of Fully Amortizing Mortgage Loans(2)................                  8
Aggregate Balance of Fully Amortizing Mortgage Loans(2).....     $   14,527,294
Number of Interest only Mortgage Loans......................                  1
Aggregate Balance of Interest only Mortgage Loans...........     $   18,480,000
Minimum balance.............................................     $      808,815
Maximum balance.............................................     $   35,207,177
Average balance.............................................     $    8,119,508
Maximum balance for a group of cross-collateralized and
  cross-defaulted Mortgage Loans............................     $   64,830,801
Weighted average LTV ratio(3)...............................              72.4%
Maximum LTV Ratio(3)........................................              81.1%
Minimum LTV Ratio(3)........................................              43.2%
Weighted average DCSR(3)....................................              1.34x
Maximum DSCR(3).............................................              2.23x
Minimum DSCR(3).............................................              1.00x
Weighted average LTV at Maturity or Anticipated Repayment
  Date......................................................              63.6%
Range of Mortgage Loan interest rates.......................      6.600%-8.990%
Weighted average Mortgage Loan interest rate................             7.429%
Range of remaining term to Maturity or Anticipated Repayment
  Date (months)(4)..........................................           54 - 143
Weighted average remaining term to Maturity or Anticipated
  Repayment Date (months)(4)................................                113

(1) Not including Mortgage Loans with Anticipated Repayment Dates.

(2) Each fully amortizing Mortgage Loan will have a payment due at its maturity in excess of its scheduled monthly payment of principal and interest.

(3) For purposes of calculating the Underwriting DSCRs for Mortgage Loans Nos. 53415, 53418, 53419, 53437 and 53442 ( the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met as described in Annex A to the preliminary prospectus supplement.

(4) In the case of 6 Mortgage Loans, the related Anticipated Repayment Date.

* All references herein to the principal balance of each Component Mortgage Loan and related information (including Cut-off Date Balances, debt service coverage ratios and loan-to-value ratios) are references to the Senior Component only of such Component Mortgage Loan.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

PROPERTY TYPES

                                                                       WEIGHTED                    WEIGHTED                 WEIGHTED
                       NUMBER OF        AGGREGATE           % OF        AVERAGE       MIN/MAX       AVERAGE       MIN/MAX    AVERAGE
                       MORTGAGED     CUT-OFF DATE   INITIAL POOL   UNDERWRITING  UNDERWRITING  CUT-OFF DATE  CUT-OFF DATE   MORTGAGE
PROPERTY TYPE(1)       PROPERTIES         BALANCE        BALANCE           DSCR          DSCR     LTV RATIO     LTV RATIO       RATE
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                   49   $  427,770,568           37.6%         1.36x  1.20x/2.23x          73.0%  43.2%/80.0%      7.298%
------------------------------------------------------------------------------------------------------------------------------------
Retail                        61      382,894,238           33.7          1.33x  1.00x/2.11x          72.8%  48.3%/81.1%      7.496%
------------------------------------------------------------------------------------------------------------------------------------
  Anchored                    37      277,744,577           24.4          1.35x  1.20x/2.11x          73.4%  48.3%/81.1%      7.461%
------------------------------------------------------------------------------------------------------------------------------------
  Unanchored                  18       59,243,784            5.2          1.29x  1.00x/1.62x          69.0%  55.4%/74.6%      7.622%
------------------------------------------------------------------------------------------------------------------------------------
  Shadow Anchored              6       45,905,876            4.0          1.28x  1.25x/1.38x          73.8%  68.2%/79.5%      7.543%
------------------------------------------------------------------------------------------------------------------------------------
Office                        19      196,160,876           17.3          1.34x  1.24x/1.53x          69.3%  56.6%/77.9%      7.440%
------------------------------------------------------------------------------------------------------------------------------------
Industrial                    12       93,559,485            8.2          1.29x  1.20x/1.52x          75.0%  54.5%/79.9%      7.497%
------------------------------------------------------------------------------------------------------------------------------------
Hotel                          3       23,651,146            2.1          1.55x  1.35x/1.90x          69.0%  59.0%/74.4%      8.192%
------------------------------------------------------------------------------------------------------------------------------------
Mixed Use                      2       10,001,016            0.9          1.25x  1.25x/1.26x          73.8%  73.1%/74.4%      7.725%
------------------------------------------------------------------------------------------------------------------------------------
Self Storage                   1        2,693,832            0.2          1.53x  1.53x/1.53x          73.8%  73.8%/73.8%      7.620%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                147   $1,136,731,161          100.0%         1.34X  1.00X/2.23X          72.4%  43.2%/81.1%      7.429%
------------------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans secured by multiple properties, the Cut-off Date Balance is allocated based on an individual property's appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties.

* For purposes of calculating the Underwriting DSCRs for Mortgage Loan Nos. 53415, 53418, 53419, 53437 and 53442 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met as described in Annex A to the preliminary prospectus supplement.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING.]

PROPERTY LOCATION

                                                                                         WEIGHTED         WEIGHTED     WEIGHTED
                               NUMBER OF          AGGREGATE                               AVERAGE          AVERAGE      AVERAGE
                               MORTGAGED       CUT-OFF DATE       % OF INITIAL       UNDERWRITING     CUT-OFF DATE     MORTGAGE
STATES(1)                     PROPERTIES            BALANCE       POOL BALANCE               DSCR        LTV RATIO         RATE
-------------------------------------------------------------------------------------------------------------------------------
CA                                   22        $221,189,768            19.5%                1.36x            71.4%       7.341%
-------------------------------------------------------------------------------------------------------------------------------
  Northern(2)                        11         130,155,888            11.5                 1.37x            70.5%       7.262%
-------------------------------------------------------------------------------------------------------------------------------
  Southern(2)                        11          91,033,880             8.0                 1.34x            72.6%       7.455%
-------------------------------------------------------------------------------------------------------------------------------
NV                                    9         102,463,356             9.0                 1.28x            77.3%       7.219%
-------------------------------------------------------------------------------------------------------------------------------
VA                                   11          96,983,532             8.5                 1.41x            71.3%       7.352%
-------------------------------------------------------------------------------------------------------------------------------
TX                                   13          93,035,050             8.2                 1.35x            71.9%       7.324%
-------------------------------------------------------------------------------------------------------------------------------
FL                                   14          76,135,848             6.7                 1.47x            70.6%       7.567%
-------------------------------------------------------------------------------------------------------------------------------
NC                                    8          66,253,997             5.8                 1.43x            69.1%       7.289%
-------------------------------------------------------------------------------------------------------------------------------
MI                                   14          57,542,112             5.1                 1.22x            74.3%       7.517%
-------------------------------------------------------------------------------------------------------------------------------
MA                                    6          55,005,094             4.8                 1.30x            73.4%       7.630%
-------------------------------------------------------------------------------------------------------------------------------
GA                                    4          46,814,044             4.1                 1.28x            75.6%       7.371%
-------------------------------------------------------------------------------------------------------------------------------
NY                                    3          39,766,371             3.5                 1.29x            64.3%       7.623%
-------------------------------------------------------------------------------------------------------------------------------
Other                                43         281,541,990            24.8                 1.33x            73.2%       7.554%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                       147      $1,136,731,161           100.0%                1.34X            72.4%       7.429%
-------------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans secured by multiple properties, the Cut-off Date Balance is allocated based on an individual property's appraised value as a percentage of the total appraised value of all of the related Mortgaged Properties.

(2) For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

- THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 32 STATES AND THE DISTRICT OF COLUMBIA.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53415, 53418, 53419, 53437 and 53442 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met as described in Annex A to the preliminary prospectus supplement.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                   NUMBER OF                AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                    MORTGAGE             CUT-OFF DATE    INITIAL POOL    UNDERWRITING    CUT-OFF DATE    MORTGAGE
RANGE OF CUT-OFF DATE BALANCES         LOANS                  BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
$808,815 - $999,999                        1       $      808,815             0.1%              1.23x           64.7%      8.750%
---------------------------------------------------------------------------------------------------------------------------------
$1,000,000 - $1,999,999                   19           30,650,125             2.7               1.23x           70.6%      7.616%
---------------------------------------------------------------------------------------------------------------------------------
$2,000,000 - $2,999,999                   18           44,522,478             3.9               1.43x           65.2%      7.558%
---------------------------------------------------------------------------------------------------------------------------------
$3,000,000 - $3,999,999                   11           39,691,145             3.5               1.31x           74.0%      7.566%
---------------------------------------------------------------------------------------------------------------------------------
$4,000,000 - $4,999,999                   10           44,985,894             4.0               1.33x           71.8%      7.420%
---------------------------------------------------------------------------------------------------------------------------------
$5,000,000 - $7,499,999                   22          134,971,008            11.9               1.38x           69.9%      7.618%
---------------------------------------------------------------------------------------------------------------------------------
$7,500,000 - $9,999,999                   22          197,092,599            17.3               1.33x           73.1%      7.512%
---------------------------------------------------------------------------------------------------------------------------------
$10,000,000 - $14,999,999                 17          204,882,649            18.0               1.34x           74.3%      7.392%
---------------------------------------------------------------------------------------------------------------------------------
$15,000,000 - $19,999,999                 11          192,896,852            17.0               1.43x           70.4%      7.198%
---------------------------------------------------------------------------------------------------------------------------------
$20,000,000 - $29,999,999                  6          149,079,521            13.1               1.26x           77.0%      7.412%
---------------------------------------------------------------------------------------------------------------------------------
$30,000,000 - $35,207,177                  3           97,150,074             8.5               1.32x           70.9%      7.373%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                            140       $1,136,731,161           100.0%              1.34X           72.4%      7.429%
---------------------------------------------------------------------------------------------------------------------------------

- THE AVERAGE CUT-OFF DATE BALANCE IS $8,119,508.

* For purposes of calculating the Underwriting DSCRs for Mortgage Loan Nos. 53415, 53418, 53419, 53437 and 53442 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met as described in Annex A to the preliminary prospectus supplement.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE RATES

                                                                                        WEIGHTED        WEIGHTED    WEIGHTED
                                     NUMBER OF         AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                      MORTGAGE      CUT-OFF DATE    INITIAL POOL    UNDERWRITING    CUT-OFF DATE    MORTGAGE
RANGE OF MORTGAGE RATES                  LOANS           BALANCE         BALANCE            DSCR       LTV RATIO        RATE
----------------------------------------------------------------------------------------------------------------------------
6.600% - 6.999%                              7    $   85,450,523         7.5%              1.57x           66.7%      6.792%
----------------------------------------------------------------------------------------------------------------------------
7.000% - 7.249%                             27       221,469,822        19.5               1.34x           73.0%      7.125%
----------------------------------------------------------------------------------------------------------------------------
7.250% - 7.499%                             46       430,125,895        37.8               1.35x           72.6%      7.360%
----------------------------------------------------------------------------------------------------------------------------
7.500% - 7.749%                             32       263,086,198        23.1               1.28x           73.5%      7.615%
----------------------------------------------------------------------------------------------------------------------------
7.750% - 7.999%                              6        34,368,876         3.0               1.31x           75.7%      7.825%
----------------------------------------------------------------------------------------------------------------------------
8.000% - 8.499%                             16        87,140,923         7.7               1.34x           70.1%      8.232%
----------------------------------------------------------------------------------------------------------------------------
8.500% - 8.999%                              6        15,088,925         1.3               1.24x           73.9%      8.642%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                              140    $1,136,731,161       100.0%              1.34X           72.4%      7.429%
----------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.429%.

UNDERWRITING DEBT SERVICE COVERAGE RATIO

                                                                                        WEIGHTED        WEIGHTED    WEIGHTED
                                     NUMBER OF         AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                      MORTGAGE      CUT-OFF DATE    INITIAL POOL    UNDERWRITING    CUT-OFF DATE    MORTGAGE
RANGE OF UNDERWRITING DSCRS              LOANS           BALANCE         BALANCE            DSCR       LTV RATIO        RATE
----------------------------------------------------------------------------------------------------------------------------
1.00x - 1.19x                                9    $   16,157,854         1.4%              1.02x           70.8%      7.268%
----------------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                               19       179,999,040        15.8               1.21x           77.7%      7.425%
----------------------------------------------------------------------------------------------------------------------------
1.25x - 1.29x                               41       377,395,803        33.2               1.26x           74.5%      7.556%
----------------------------------------------------------------------------------------------------------------------------
1.30x - 1.34x                               18       145,605,515        12.8               1.32x           72.6%      7.509%
----------------------------------------------------------------------------------------------------------------------------
1.35x - 1.39x                               19       161,196,008        14.2               1.37x           72.8%      7.332%
----------------------------------------------------------------------------------------------------------------------------
1.40x - 1.49x                               13       115,455,296        10.2               1.44x           70.1%      7.448%
----------------------------------------------------------------------------------------------------------------------------
1.50x - 1.59x                               10        63,779,043         5.6               1.54x           67.1%      7.185%
----------------------------------------------------------------------------------------------------------------------------
1.60x - 1.69x                                7        47,661,335         4.2               1.63x           60.1%      6.969%
----------------------------------------------------------------------------------------------------------------------------
1.90x - 1.99x                                1         6,233,538         0.5               1.90x           59.0%      8.200%
----------------------------------------------------------------------------------------------------------------------------
2.00x - 2.23x                                3        23,247,728         2.0               2.12x           48.4%      6.972%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                              140    $1,136,731,161       100.0%              1.34X           72.4%      7.429%
----------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO IS 1.34X.

* For purposes of calculating the Underwriting DSCRs for Mortgage Loan Nos. 53415, 53418, 53419, 53437 and 53442 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met as described in Annex A to the preliminary prospectus supplement.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                                                        WEIGHTED         WEIGHTED    WEIGHTED
                                     NUMBER OF         AGGREGATE            % OF         AVERAGE          AVERAGE     AVERAGE
                                      MORTGAGE      CUT-OFF DATE    INITIAL POOL    UNDERWRITING     CUT-OFF DATE    MORTGAGE
RANGE OF CUT-OFF DATE LTV RATIOS         LOANS           BALANCE         BALANCE            DSCR        LTV RATIO        RATE
-----------------------------------------------------------------------------------------------------------------------------
43.2% - 49.9%                                4    $   34,563,171         3.0%              1.94x            47.7%      7.006%
-----------------------------------------------------------------------------------------------------------------------------
50.0% - 59.9%                                5        16,177,269         1.4               1.71x            56.7%      7.904%
-----------------------------------------------------------------------------------------------------------------------------
60.0% - 64.9%                               11        67,411,598         5.9               1.35x            63.1%      7.554%
-----------------------------------------------------------------------------------------------------------------------------
65.0% - 69.9%                               35       270,660,918        23.8               1.40x            68.0%      7.300%
-----------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                               46       351,508,764        30.9               1.31x            73.2%      7.560%
-----------------------------------------------------------------------------------------------------------------------------
75.0% - 79.9%                               35       340,147,927        29.9               1.28x            78.7%      7.450%
-----------------------------------------------------------------------------------------------------------------------------
80.0% - 81.1%                                4        56,261,515         4.9               1.22x            80.3%      7.065%
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                              140    $1,136,731,161       100.0%              1.34X            72.4%      7.429%
-----------------------------------------------------------------------------------------------------------------------------

- THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 72.4%.

MATURITY DATE LOAN-TO-VALUE RATIO(1)

                                                                                      WEIGHTED         WEIGHTED    WEIGHTED
                                   NUMBER OF         AGGREGATE            % OF         AVERAGE          AVERAGE     AVERAGE
RANGE OF MATURITY DATE OR ARD       MORTGAGE      CUT-OFF DATE         INITIAL    UNDERWRITING    MATURITY DATE    MORTGAGE
LOAN-TO-VALUE RATIOS                   LOANS           BALANCE    POOL BALANCE            DSCR        LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------
0% - 24.9%                                 8    $   14,527,294         1.3%              1.00x             0.0%      7.135%
---------------------------------------------------------------------------------------------------------------------------
25.0% - 49.9%                             12        60,690,151         5.3               1.78x            44.5%      7.309%
---------------------------------------------------------------------------------------------------------------------------
50.0% - 59.9%                             22       146,688,971        12.9               1.41x            57.6%      7.402%
---------------------------------------------------------------------------------------------------------------------------
60.0% - 64.9%                             36       335,693,053        29.5               1.36x            62.5%      7.409%
---------------------------------------------------------------------------------------------------------------------------
65.0% - 69.9%                             33       301,474,226        26.5               1.30x            67.3%      7.411%
---------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                             25       250,910,935        22.1               1.26x            71.2%      7.442%
---------------------------------------------------------------------------------------------------------------------------
75.0% - 78.2%                              4        26,746,530         2.4               1.25x            76.9%      8.327%
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                            140    $1,136,731,161       100.0%              1.34X            63.6%      7.429%
---------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the Maturity Date Loan-to-Value Ratio was calculated as of the related Anticipated Repayment Date.

- THE WEIGHTED AVERAGE MATURITY DATE OR ARD LTV RATIO IS 63.6%

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53415, 53418, 53419, 53437 and 53442 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met as described in Annex A to the preliminary prospectus supplement.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

                                                                                        WEIGHTED        WEIGHTED    WEIGHTED
                                      NUMBER OF         AGGREGATE            % OF        AVERAGE         AVERAGE     AVERAGE
RANGE OF ORIGINAL TERMS                MORTGAGE      CUT-OFF DATE    INITIAL POOL   UNDERWRITING    CUT-OFF DATE    MORTGAGE
TO MATURITY (MONTHS)(1)                   LOANS           BALANCE         BALANCE           DSCR       LTV RATIO        RATE
----------------------------------------------------------------------------------------------------------------------------
60 - 83                                       4    $   45,216,167         4.0%             1.40x           67.9%      7.319%
----------------------------------------------------------------------------------------------------------------------------
84 - 99                                       3        17,610,937         1.5              1.27x           71.6%      7.809%
----------------------------------------------------------------------------------------------------------------------------
100 - 120                                   122     1,003,976,314        88.3              1.35x           72.5%      7.429%
----------------------------------------------------------------------------------------------------------------------------
121 - 179                                    11        69,927,744         6.2              1.25x           73.3%      7.402%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                               140    $1,136,731,161       100.0%             1.34X           72.4%      7.429%
----------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the original term to maturity was calculated as of the Anticipated Repayment Date.

- THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ARD IS 119 MONTHS.

REMAINING TERM TO MATURITY

                                                                                       WEIGHTED        WEIGHTED    WEIGHTED
                                    NUMBER OF         AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
RANGE OF REMAINING TERMS             MORTGAGE      CUT-OFF DATE    INITIAL POOL    UNDERWRITING    CUT-OFF DATE    MORTGAGE
TO MATURITY (MONTHS)(1)                 LOANS           BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------
54 - 59                                     3    $   15,216,167         1.3%              1.27x           67.2%      7.456%
---------------------------------------------------------------------------------------------------------------------------
60 - 79                                     1        30,000,000         2.6               1.46x           68.2%      7.250%
---------------------------------------------------------------------------------------------------------------------------
80 - 99                                     8        25,189,245         2.2               1.27x           70.7%      8.087%
---------------------------------------------------------------------------------------------------------------------------
100 - 109                                  12        88,672,353         7.8               1.32x           72.6%      8.112%
---------------------------------------------------------------------------------------------------------------------------
110 - 119                                 106       912,857,325        80.3               1.36x           72.4%      7.349%
---------------------------------------------------------------------------------------------------------------------------
140 - 143                                  10        64,796,070         5.7               1.21x           75.3%      7.434%
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                             140    $1,136,731,161       100.0%              1.34X           72.4%      7.429%
---------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the remaining term to maturity was calculated as of the related Anticipated Repayment Date.

- THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 113 MONTHS.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53415, 53418, 53419, 53437 and 53442 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met as described in Annex A to the preliminary prospectus supplement.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM

                                                                                          WEIGHTED       WEIGHTED   WEIGHTED
                                          NUMBER OF        AGGREGATE           % OF        AVERAGE        AVERAGE    AVERAGE
RANGE OF ORIGINAL AMORTIZATION             MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE   MORTGAGE
TERMS (MONTHS)(1)                             LOANS          BALANCE        BALANCE           DSCR      LTV RATIO       RATE
----------------------------------------------------------------------------------------------------------------------------
Interest Only                                     1   $   18,480,000        1.6%       2.11x            48.3%       6.910%
----------------------------------------------------------------------------------------------------------------------------
144 - 179                                         8       14,527,294        1.3        1.00x            70.5%       7.135%
----------------------------------------------------------------------------------------------------------------------------
180 - 239                                         3        7,621,207        0.7        1.32x            64.0%       7.799%
----------------------------------------------------------------------------------------------------------------------------
240 - 299                                         7       42,670,243        3.8        1.28x            69.7%       8.192%
----------------------------------------------------------------------------------------------------------------------------
300 - 359                                        14      105,845,318        9.3        1.36x            69.6%       7.751%
----------------------------------------------------------------------------------------------------------------------------
360                                             107      947,587,099       83.4        1.34x            73.4%       7.370%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                                   140   $1,136,731,161      100.0%       1.34X            72.4%       7.429%
----------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

- THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 344 MONTHS.

REMAINING STATED AMORTIZATION TERMS

                                                                                          WEIGHTED       WEIGHTED   WEIGHTED
                                          NUMBER OF        AGGREGATE           % OF        AVERAGE        AVERAGE    AVERAGE
RANGE OF REMAINING STATED                  MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE   MORTGAGE
AMORTIZATION TERMS (MONTHS)(1)                LOANS          BALANCE        BALANCE           DSCR      LTV RATIO       RATE
----------------------------------------------------------------------------------------------------------------------------
Interest Only                                     1   $   18,480,000        1.6%       2.11x            48.3%       6.910%
----------------------------------------------------------------------------------------------------------------------------
1 - 149                                           8       14,527,294        1.3        1.00x            70.5%       7.135%
----------------------------------------------------------------------------------------------------------------------------
150 - 174                                         2        5,328,986        0.5        1.37x            61.2%       7.700%
----------------------------------------------------------------------------------------------------------------------------
225 - 249                                         3        9,679,169        0.9        1.37x            63.2%       7.663%
----------------------------------------------------------------------------------------------------------------------------
250 - 274                                         4        6,769,494        0.6        1.28x            69.2%       8.731%
----------------------------------------------------------------------------------------------------------------------------
275 - 299                                        13       85,296,222        7.5        1.34x            70.9%       8.014%
----------------------------------------------------------------------------------------------------------------------------
325 - 349                                         6       45,415,586        4.0        1.34x            77.8%       7.866%
----------------------------------------------------------------------------------------------------------------------------
350 - 360                                       103      951,234,410       83.7        1.34x            72.9%       7.357%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                                   140   $1,136,731,161      100.0%       1.34X            72.4%       7.429%
----------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loans which accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the Mortgage Loan would amortize if interest paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

- THE WEIGHTED AVERAGE REMAINING AMORTIZATION TERM IS 340 MONTHS.

* For purposes of calculating the Underwriting DSCRs for Mortgage Loan Nos. 53415, 53418, 53419, 53437 and 53442 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met as described in Annex A to the preliminary prospectus supplement.

 The sum of aggregate percentage calculations may not equal 100% due to rounding.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

SEASONING

                                                                                          WEIGHTED       WEIGHTED   WEIGHTED
                                          NUMBER OF        AGGREGATE           % OF        AVERAGE        AVERAGE    AVERAGE
                                           MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE   MORTGAGE
SEASONING (MONTHS)                            LOANS          BALANCE        BALANCE           DSCR      LTV RATIO       RATE
----------------------------------------------------------------------------------------------------------------------------
0 - 12(1)                                       127   $1,074,088,512        94.5%         1.35x          72.4%       7.374%
----------------------------------------------------------------------------------------------------------------------------
13 - 24                                           8       55,064,341         4.8          1.33x          71.9%       8.320%
----------------------------------------------------------------------------------------------------------------------------
25 - 30                                           5        7,578,308         0.7          1.28x          68.7%       8.733%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                                   140   $1,136,731,161       100.0%         1.34X          72.4%       7.429%
----------------------------------------------------------------------------------------------------------------------------

(1) For Mortgage Loan Nos. 825999525, 825999528 and 825999527, the indicated seasoning is based upon the dates on which the AB Mortgage Loans were split from the related Companion Loans; however, such loans were initially originated on April 23, 1998, July 22, 1998 and September 4, 1998, respectively. For Mortgage Loan Nos. 825114191, 825999655, 825999802,
    835300003 and 835300002, the indicated seasoning is based upon the dates on which the Senior Components of the Component Mortgage Loans were deemed to be split from the related Subordinate Components of such Component Mortgage Loans. Such Component Mortgage Loans were initially originated on July 22, 1998, July 30, 1998, September 29, 1998, February 25, 1999 and February 26, 1999, respectively. See "Description of the Mortgage Pool -- AB Mortgage Loans" and "-- Component Mortgage Loans" in the preliminary prospectus supplement. With respect to Mortgage Loan No. 255999897, the indicated seasoning is based upon the date on which such loan was amended (such Mortgage Loan was initially originated on September 24, 1998).

- THE WEIGHTED AVERAGE SEASONING IS 5 MONTHS.

YEAR OF MORTGAGE MATURITY

                                                                                          WEIGHTED       WEIGHTED   WEIGHTED
                                          NUMBER OF        AGGREGATE           % OF        AVERAGE        AVERAGE    AVERAGE
                                           MORTGAGE     CUT-OFF DATE   INITIAL POOL   UNDERWRITING   CUT-OFF DATE   MORTGAGE
YEAR OF MATURITY(1)                           LOANS          BALANCE        BALANCE           DSCR      LTV RATIO       RATE
----------------------------------------------------------------------------------------------------------------------------
2006                                              4   $   45,216,167         4.0%         1.40x          67.9%       7.319%
----------------------------------------------------------------------------------------------------------------------------
2008                                              2        7,626,084         0.7          1.32x          73.3%       7.375%
----------------------------------------------------------------------------------------------------------------------------
2009                                              6       17,563,162         1.5          1.25x          69.6%       8.396%
----------------------------------------------------------------------------------------------------------------------------
2010                                             12       88,672,353         7.8          1.32x          72.6%       8.112%
----------------------------------------------------------------------------------------------------------------------------
2011                                            106      912,857,325        80.3          1.36x          72.4%       7.349%
----------------------------------------------------------------------------------------------------------------------------
2013                                             10       64,796,070         5.7          1.21x          75.3%       7.434%
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                                   140   $1,136,731,161       100.0%         1.34X          72.4%       7.429%
----------------------------------------------------------------------------------------------------------------------------

(1) With respect to the ARD Loans, the year of maturity was calculated as of the year of the Anticipated Repayment Date.

- THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 113 MONTHS.

* For purposes of calculating the Underwritten DSCRs for Mortgage Loan Nos. 53415, 53418, 53419, 53437 and 53442 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met as described in Annex A to the preliminary prospectus supplement.

                                      NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS SUMMARY

                                                                           % OF        WEIGHTED        WEIGHTED    WEIGHTED
                                    NUMBER OF         AGGREGATE    CUT-OFF DATE         AVERAGE         AVERAGE     AVERAGE
                                     MORTGAGE      CUT-OFF DATE            POOL    UNDERWRITING    CUT-OFF DATE    MORTGAGE
PREPAYMENT PROVISIONS                   LOANS           BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance/Open                   127    $1,062,208,684           93.4%           1.34x           72.5%      7.397%
---------------------------------------------------------------------------------------------------------------------------
Lockout/Yield Maintenance/Open             13        74,522,477             6.6           1.34x           70.2%      7.879%
---------------------------------------------------------------------------------------------------------------------------
TOTAL                                     140    $1,136,731,161          100.0%           1.34X           72.4%      7.429%
---------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)

PREPAYMENT RESTRICTION                             NOV-01      NOV-02      NOV-03      NOV-04      NOV-05      NOV-06      NOV-07
---------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                                100.00%     100.00%      99.93%      93.65%      93.40%      95.88%      95.89%
Yield Maintenance                                   0.00%       0.00%       0.07%       6.35%       6.60%       4.12%       4.11%
Open                                                0.00%       0.00%       0.00%       0.00%       0.00%       0.00%       0.00%
---------------------------------------------------------------------------------------------------------------------------------
Total                                             100.00%     100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
---------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)           $1,136.73   $1,127.49   $1,116.95   $1,104.66   $1,091.02   $1,033.36   $1,018.08
Percent of Initial Pool Balance                   100.00%      99.19%      98.26%      97.18%      95.98%      90.91%      89.56%
---------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT RESTRICTION                                        NOV-08     NOV-09     NOV-10     NOV-11      NOV-12    NOV-13
---------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                                            95.87%     96.28%     89.75%    100.00%     100.00%     0.00%
Yield Maintenance                                              3.74%      3.72%      0.25%      0.00%       0.00%     0.00%
Open                                                           0.40%      0.00%     10.00%      0.00%       0.00%     0.00%
---------------------------------------------------------------------------------------------------------------------------
Total                                                        100.00%    100.00%    100.00%    100.00%     100.00%     0.00%
---------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)                        $995.11    $961.80    $866.74    $ 46.31    $  43.58    $ 0.00
Percent of Initial Pool Balance                               87.54%     84.61%     76.25%      4.07%       3.83%     0.00%
---------------------------------------------------------------------------------------------------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that an ARD Loan will be repaid in full on its Anticipated Repayment Date), if any.

(2) As of the Cut-off Date.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                                       LOAN
                            MORTGAGE                                BALANCE PER   CUT-OFF    LTV RATIO AT
                              LOAN     CUT-OFF DATE    PROPERTY      SF/UNIT/     DATE LTV   MATURITY OR    UNDERWRITING   MORTGAGE
LOAN NAME                    SELLER     BALANCE(1)       TYPE        ROOM/PADS    RATIO(2)       ARD          DSCR(2)        RATE
---------                   --------   ------------   -----------   -----------   --------   ------------   ------------   --------
Cornerstone Portfolio.....  FUNB       $ 64,830,801   Multifamily     $37,174       69.3%        61.0%         1.42x        7.160%
Savannah Apartments.......  BOA          35,207,177   Multifamily     $74,591       79.6%        70.3%         1.26x        7.180%
635 Madison Avenue........  FUNB         31,942,897   Office          $   222       63.9%        56.7%         1.25x        7.700%
Crossroads Technology
  Park....................  FUNB         30,000,000   Office          $    93       68.2%        64.8%         1.46x        7.250%
One Peachtree Pointe......  FUNB         27,000,000   Office          $   171       74.6%        68.0%         1.26x        7.250%
The Commons at Temecula...  BOA          26,877,989   Retail          $    92       74.9%        66.4%         1.27x        7.440%
Federal Express-Oakland
  Airport.................  BOA          25,315,577   Industrial      $    99       79.9%        63.2%         1.20x        7.640%
625 Massachusetts
  Avenue..................  BOA          24,953,199   Office          $   203       73.4%        62.2%         1.35x        7.400%
RCA -- Fountains at Smoke
  Ranch...................  BOA          23,680,000   Multifamily     $51,034       80.0%        72.6%         1.21x        7.060%
Wilsontown Shopping
  Center..................  FUNB         21,252,756   Retail          $    92       79.9%        71.3%         1.28x        7.720%
                                       ------------
TOTAL/WTD. AVG............             $311,060,397                                 73.5%        64.9%         1.31X        7.347%
                                       ============

---------------

(1) In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

(2) For purposes of calculating the Underwriting DSCRs for Mortgage Loans Nos. 53415, 53418, 53419, 53437 and 53442 (the "LOC Loans"), the amount available under certain letters of credit securing such Mortgage Loans was deducted from the applicable principal balance for purposes of debt service calculations. For purposes of calculating the LTV Ratios for the LOC Loans (other than LTV Ratios at maturity or ARD), the principal balances of the Mortgage Loans were reduced by the amount of such letters of credit. Please note that such letters of credit may be released if certain debt service coverage tests are met as described in Annex A to the preliminary prospectus supplement.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

CORNERSTONE PORTFOLIO

[Picture of an entrance to one of the Mortgaged Properties]

-----------------------------------------------
  Property Type..............       Multifamily
  Term/Amortization..........    120/360 months
  Cut-off Date Balance.......       $64,830,801
  % of Initial Pool
    Balance..................              5.7%
  Cut-off Date WA LTV........             69.3%
  Maturity Date WA LTV.......             61.0%
  Underwriting WA DSCR.......             1.42x
  Mortgage Rate..............             7.16%
-----------------------------------------------

- THE LOANS. The 8 Mortgage Loans (the "Cornerstone Loans") are collectively secured by first mortgages or deeds of trusts encumbering 8 multifamily properties located in Texas (4 properties), North Carolina (3 properties) and Virginia (1 property). The Cornerstone Loans represent approximately 5.7% of the Initial Pool Balance. The Cornerstone Loans were originated on June 20, 2001 and have an aggregate principal balance as of the Cut-off Date of approximately $64,830,801. Each of the Cornerstone Loans is cross-collateralized and cross-defaulted with each of the other Cornerstone Loans.

   The Cornerstone Loans have a remaining term of 116 months and mature on July 1, 2011. The Cornerstone Loans may not be prepaid prior to, and including, March 1, 2011. Each of the Cornerstone Loans is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

- THE BORROWERS. The borrowers are CAC V Limited Partnership, CRIT-VA III, Inc. and CRIT-NC IV, LLC, each a special purpose entity which delivered non-consolidation opinions in connection with the origination of its respective Cornerstone Loans. The sponsor of the borrowers is Cornerstone Realty Income Trust, Inc., a publicly traded (NYSE) real estate investment trust, with ownership interests in approximately 87 properties encompassing over 20,500 units in 5 states.

- THE PROPERTIES. The Cornerstone Portfolio consists of 8 multifamily apartment complexes. As of June 2001, the weighted average occupancy rate for the Mortgaged Properties securing the Cornerstone Loans was approximately 93%. The following table presents certain information relating to the Mortgaged Properties securing the Cornerstone Loans:

                                                         CUT-OFF DATE                        YEAR BUILT/
PROPERTY NAME                      PROPERTY LOCATION     LOAN BALANCE      NUMBER OF UNITS    RENOVATED
-------------                      -----------------   -----------------   ---------------   -----------
Tradewinds Apartments............       Hampton, VA       $11,071,106            284          1988/1997
Paces Cove Apartments............        Dallas, TX       $11,135,937            328            1983/NA
Deerfield Apartments.............        Durham, NC       $10,193,397            204            1985/NA
Meadow Creek Apartments..........     Pineville, NC       $ 9,565,037            250          1984/1998
Main Park Apartments.............   Duncanville, TX       $ 8,442,965            192            1984/NA
Cottonwood Crossing Apartments...     Arlington, TX       $ 6,039,238            200            1985/NA
Pinnacle Ridge Apartments........     Asheville, NC       $ 4,991,972            166          1948/1999
Wildwood Apartments..............        Euless, TX       $ 3,391,150            120          1983/1998

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

- ESCROWS. The loan documents provide for certain escrows of taxes and insurance and provide for replacement reserves. See Annex B to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of each of the Cornerstone Loans, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x, or (ii) upon the occurrence of an event of default pursuant to the applicable loan documents, the related borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

- PROPERTY MANAGEMENT. Cornerstone Realty Income Trust, Inc., is the property manager for the Mortgaged Properties located in North Carolina and Virginia, and Apple General, Inc., is the property manager for the properties located in Texas. The property manager is affiliated with the sponsor.

-  UNDERWRITTEN FINANCIALS.

Weighted Average Occupancy.................................         90.4%
Effective Gross Income.....................................  $13,449,455
Total Expenses.............................................  $ 5,512,015
Net Operating Income (NOI).................................  $ 7,937,440
Cash Flow (CF).............................................  $ 7,501,440
Weighted Average DSCR on NOI...............................         1.50x
Weighted Average DSCR on CF................................         1.42x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

SAVANNAH APARTMENTS

[Picture of the common area of the Mortgaged Property]

-----------------------------------------------
  Property Type..............       Multifamily
  Term/Amortization..........    120/360 months
  Cut-off Date Balance.......       $35,207,177
  % of Initial Pool
    Balance..................              3.1%
  Cut-off Date LTV...........             79.6%
  Maturity Date LTV..........             70.3%
  Underwriting DSCR..........             1.26x
  Mortgage Rate..............             7.18%
-----------------------------------------------

- THE LOAN. The Mortgage Loan (the "Savannah Apartments Loan") is secured by a first mortgage encumbering a 472-unit multifamily apartment complex located in Las Vegas, Nevada. The Savannah Apartments Loan represents approximately 3.1% of the Initial Pool Balance. The Savannah Apartments Loan was originated on February 20, 2001 and has a principal balance as of the Cut-off Date of approximately $35,207,177.

   The Savannah Apartments Loan has a remaining term of 112 months and matures on March 1, 2011. The Savannah Apartments Loan may not be prepaid prior to, and including, January 1, 2011, and is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

- THE BORROWER. The borrower is Pacific Silverado, LLC, a special purpose entity which delivered a non-consolidation opinion in connection with the origination of the Savannah Apartments Loan. The sponsor of the borrower is Steve Molasky, an individual with approximately ten years of real estate experience and who currently manages approximately 1,300 multifamily units.

- THE PROPERTY. The Mortgaged Property securing the Savannah Apartments Loan was completed in 1999 and is situated on 30.68 acres. The Mortgaged Property consists of 70 one and two story buildings containing 472 apartment units with an average square footage per unit of 1,105 square feet. The Mortgaged Property configuration is 120 one-bedroom units averaging 758 square feet per unit, 224 two-bedroom units averaging 1,191 square feet per unit and 128 three-bedroom units averaging 1,339 square feet per unit. Typical unit amenities include full size washer/dryer, range/oven, refrigerator, garbage disposal, dishwasher, walk-in closets, and window coverings and ceiling fan. Additionally, some units include a microwave oven and fireplace, and 264 units include a one or two car garage. Common area amenities include two swimming pools with spas, pool house, management office/clubhouse with a kitchen, exercise room, sauna facilities and landscaped open spaces.

   As of August 31, 2001, the Mortgaged Property was approximately 95% occupied.

- ESCROWS. The loan documents provide for certain escrows of taxes and insurance and provide for replacement reserves. See Annex B to the preliminary prospectus supplement for information regarding escrow reserves.

- PROPERTY MANAGEMENT. The Mortgaged Property is managed by Molasky Pacific Management Company, which is owned by Alan Molasky, who is related to the borrower principal. Molasky Pacific Management Company currently manages over 2,300 units within the market.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

-  UNDERWRITTEN FINANCIALS.

Occupancy...................................................        92.3%
Effective Gross Income......................................  $5,498,737
Total Expenses..............................................  $1,756,037
Net Operating Income (NOI)..................................  $3,742,700
Cash Flow (CF)..............................................  $3,625,644
DSCR on NOI.................................................        1.30x
DSCR on CF..................................................        1.26x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

635 MADISON AVENUE

[Picture of the exterior facade of the Mortgaged Property]

--------------------------------------------------
  Property Type...............              Office

  Term/Amortization...........      120/356 months

  Cut-off Date Balance........         $31,942,897

  % of Initial Pool Balance...                2.8%

  Cut-off Date LTV............               63.9%

  Maturity Date LTV...........               56.7%

  Underwriting DSCR...........               1.25x

  Mortgage Rate...............               7.70%
--------------------------------------------------

635 MADISON AVENUE.

- THE LOAN. The Mortgage Loan (the "635 Madison Avenue Loan") is secured by a first mortgage encumbering a leasehold interest in an office building located in Midtown Manhattan in New York City, New York. The 635 Madison Avenue Loan represents approximately 2.8% of the Initial Pool Balance. The 635 Madison Avenue Loan was originated on July 12, 2001 and has a principal balance as of the Cut-off Date of $31,942,897.

   The 635 Madison Avenue Loan has a remaining term of 117 months and will mature on August 1, 2011. The 635 Madison Avenue Loan may not be prepaid prior to, and including, May 1, 2011. The 635 Madison Avenue Loan is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

- THE BORROWER. The borrower is Ironwood Realty Corporation, a special purpose entity which delivered a non-consolidation opinion in connection with the origination of the 635 Madison Avenue Loan.

   The sponsor of the borrower is David Crowley ("Crowley"). Crowley has been active in real estate for the past 25 years. He has interests in several New York properties totaling approximately 800,000 square feet of office space and 355 multifamily units.

- THE PROPERTY. The Mortgaged Property securing the 635 Madison Avenue Loan is a nineteen story office building comprised of approximately 128,525 square feet of net rentable area of office space and 14,800 square feet of net rentable area of retail space for an aggregate of approximately 143,825 square feet of net rentable area. Such Mortgaged Property is located at the northeast corner of Madison Avenue and East 59th Street in the Plaza District of Midtown Manhattan. Such Mortgaged Property was built in 1956

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

    and renovated in 1997. As of May 24, 2001, the Mortgaged Property securing the 635 Madison Avenue Loan was approximately 90.3% leased by 20 tenants.

    New York Physicians, Inc. ("NY Physicians") occupies approximately 18,000 square feet, or 12.5%, of the net rentable area. The NY Physicians lease expires in January 2007. NY Physicians is a multispecialty private practice group formed in 1996. Reproductive Medicine Associates of New York, LLP ("RMA of NY") occupies approximately 18,000 square feet, or 12.5%, of the net rentable area. The RMA of NY lease expires in February 2011. RMA of NY provides comprehensive infertility services consisting primarily of in-vitro fertilization.

    The following table presents information relating to the major tenants at the subject property:

                                                            NET
                                            % OF GROSS   RENTABLE      % OF NET      DATE OF LEASE
                  TENANT                     REVENUE     AREA (SF)   RENTABLE AREA    EXPIRATION
                  ------                    ----------   ---------   -------------   -------------
RMA of NY.................................     13.2%      18,000          12.5%        02/28/11
NY Physicians.............................      8.2%      18,000          12.5%        01/31/07
Windy Gates Corp..........................      6.9%      15,300          10.6%        12/31/04

- ESCROWS. In addition to the escrow for taxes, at the closing of the 635 Madison Avenue Loan, the borrower was required to escrow a sum in the amount of $16,667 per month for tenant improvements and leasing commissions, until such time as the aggregate escrow amount equals $800,000 but in no event shall such escrow fall below $500,000. Furthermore, at the closing of the 635 Madison Avenue Loan, the borrower was required to deposit with lender an amount equal to $1,000,000 which shall be released upon the Mortgaged Property securing the 635 Madison Avenue Loan (i) obtaining a minimum debt service coverage ratio of 1.25x based upon a trailing twelve month period and
   (ii) achieving a minimum occupancy rate of 95%. See Annex B to the preliminary prospectus supplement for information regarding escrow reserves.

- PROPERTY MANAGEMENT. Westland Corporation is the property manager for the Mortgaged Property securing the 635 Madison Avenue Loan. The property manager is affiliated with the sponsor.

-  UNDERWRITTEN FINANCIALS.

Occupancy...................................................        90.3%
Effective Gross Income......................................  $7,780,935
Total Expenses..............................................  $4,050,478
Net Operating Income (NOI)..................................  $3,730,457
Cash Flow (CF)..............................................  $3,423,864
DSCR on NOI.................................................        1.36x
DSCR on CF..................................................        1.25x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

CROSSROADS TECHNOLOGY PARK

[Picture of the front of the Mortgaged Property]

-----------------------------------------------------------------
  Property Type...........................                 Office
  Term/Amortization.......................          60/360 months
  Cut-off Date Balance....................            $30,000,000
  % of Initial Pool Balance...............                   2.6%
  Cut-off Date LTV........................                  68.2%
  Maturity Date LTV.......................                  64.8%
  Underwriting DSCR.......................                  1.46x
  Mortgage Rate...........................                  7.25%
-----------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Crossroads Technology Park Loan") is secured by a first mortgage encumbering four office buildings located in Union City, California. The Crossroads Technology Park Loan represents approximately 2.6% of the Initial Pool Balance. The Crossroads Technology Park Loan was originated on October 11, 2001 and has a principal balance as of the Cut-off Date of $30,000,000.

   The Crossroads Technology Park Loan has a remaining term of 60 months and will mature on November 1, 2006. The Crossroads Technology Park Loan may not be prepaid prior to, and including, January 1, 2004. Thereafter, the Crossroads Technology Park Loan is subject to prepayment with a Prepayment Premium. See Annex A to the preliminary prospectus supplement for information regarding such Prepayment Premium.

- THE BORROWER. The Crossroads Technology Park Loan was made to Crossroads Technology Partners. The loan documents related to the Crossroads Technology Park Loan require Crossroads Technology Partners to become a special purpose entity within 120 days of its origination. The sponsors of the borrower are Neoron Enterprises Inc. ("Neoron") and Kirk C. Syme ("Syme"). Neoron develops, invests and manages real estate located primarily in California and Hawaii. Syme has been active in real estate for the past 20 years.

- THE PROPERTY. The Mortgaged Property securing the Crossroads Technology Park Loan consists of four office buildings built in 2000. Such Mortgaged Property is comprised of approximately 322,318 square feet of net rentable area. As of September 25, 2001, such Mortgaged Property was approximately 100% leased. The largest tenant is Axon Instruments, Inc. ("Axon") occupying approximately 96,489 square feet, or 29.9%, of the net rentable area. Axon is engaged in the development, manufacturing and marketing of high-tech devices and software for biophysical research. The Axon lease expires in February 2011. The second largest tenant is Abaxis, Inc. ("Abaxis") occupying approximately 91,124 square feet, or 28.3%, of the net rentable area. Abaxis produces portable blood analyzers which provide clinicians with rapid blood measurements. The Abaxis lease expires in December 2010.

   The following table presents information relating to the major tenants at the subject property:

                                                            NET
                                            % OF GROSS   RENTABLE      % OF NET      DATE OF LEASE
                  TENANT                     REVENUE     AREA (SF)   RENTABLE AREA    EXPIRATION
                  ------                    ----------   ---------   -------------   -------------
Axon......................................     33.2%      96,489         29.9%         02/16/11
Abaxis....................................     20.6%      91,124         28.3%         12/31/10
Telogy, Inc...............................     30.6%      89,020         27.6%         04/30/11

- ESCROWS. In addition to escrows for taxes and insurance, the borrower was required to deliver to lender tenant security deposits in the approximate amount of $1,900,000, which were collaterally assigned to the

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

   mortgagee. See Annex B to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of the Crossroads Technology Park Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x, or (ii) upon the occurrence of an event of default pursuant to the related loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

- PROPERTY MANAGEMENT. Woodstock Development & Investments ("Woodstock") is the property manager. Founded in 1996, Woodstock owns and manages commercial real estate and residential subdivisions in San Mateo and Santa Clara counties in California. The property manager is affiliated with the sponsor.

-  UNDERWRITTEN FINANCIALS.

Occupancy...................................................        90.0%
Effective Gross Income......................................  $4,688,720
Total Expenses..............................................  $  863,470
Net Operating Income (NOI)..................................  $3,825,250
Cash Flow (CF)..............................................  $3,575,113
DSCR on NOI.................................................        1.56x
DSCR on CF..................................................        1.46x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

ONE PEACHTREE POINTE

[Picture of the front of the Mortgaged Property]

-----------------------------------------------------------
  Property Type...................                   Office
  Term/Amortization...............           120/360 months
  Cut-off Date Balance............              $27,000,000
  % of Initial Balance............                     2.4%
  Cut-off Date LTV................                    74.6%
  Maturity Date LTV...............                    68.0%
  Underwriting DSCR...............                    1.26x
  Mortgage Rate...................                    7.25%
-----------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "One Peachtree Pointe Loan") is secured by a first mortgage encumbering an office building located in Atlanta, Georgia. The One Peachtree Pointe Loan represents approximately 2.4% of the Initial Pool Balance. The One Peachtree Pointe Loan was originated on May 3, 2001, and has a principal balance as of the Cut-off Date of approximately $27,000,000.

   The One Peachtree Pointe Loan has a remaining term of 115 months and will mature on June 1, 2011. The One Peachtree Pointe Loan may not be prepaid prior to, and including, February 1, 2011. The One Peachtree Pointe Loan is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

- THE BORROWER. The Borrower is One Peachtree Pointe Associates, LLC, a special purpose entity which delivered a non-consolidation opinion in connection with the origination of the One Peachtree Pointe Loan. The sponsor of the borrower is John K. Dewberry ("Dewberry") who is the developer of the Mortgaged Property. Dewberry owns 8 commercial and retail properties containing in excess of 900,000 square feet and 3 multifamily properties containing approximately 459 units.

- THE PROPERTY. The Mortgaged Property securing the One Peachtree Pointe Loan is a six and one half story office building originally constructed in 1999. Such Mortgaged Property is located in the central business district of Atlanta, Georgia and is comprised of 158,248 square feet of net rentable area. As of May 31, 2001, such Mortgaged Property was approximately 92.4% leased. Seyfarth Shaw is the largest tenant occupying 43,415 square feet, or approximately 27.4%, of the net rentable area. Founded in 1945, Seyfarth Shaw is an approximately 500 attorney law firm specializing in environmental safety and health, labor and employment practices and business law. The Seyfarth lease expires in September 2010. The second largest tenant is SimplyHealth, Inc. which leases 24,852 square feet, or approximately 15.7%, of the net rentable area. The SimplyHealth, Inc. lease expires in August 2006.

   The following table presents information relating to the major tenants at the subject property:

                                                            NET
                                            % OF GROSS   RENTABLE      % OF NET      DATE OF LEASE
                  TENANT                     REVENUE     AREA (SF)   RENTABLE AREA    EXPIRATION
                  ------                    ----------   ---------   -------------   -------------
Seyfarth Shaw.............................     26.0%      43,415          27.4%        09/30/10
SimplyHealth, Inc. .......................     17.8%      24,852          15.7%        08/01/06
THINC360..................................     11.9%      16,769          10.6%        07/31/10

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

- ESCROWS. The loan documents provide for certain escrows of taxes and provide for replacement reserves. See Annex B to the preliminary prospectus supplement for information regarding escrow reserves.

- LOCK BOX ACCOUNT. At any time during the term of the One Peachtree Pointe Loan, upon the occurrence of a monetary event of default, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

- PROPERTY MANAGEMENT. Carter and Associates, LLC is the property manager for the Mortgaged Property securing the One Peachtree Pointe Loan. The property manager is affiliated with the sponsor.

-  UNDERWRITTEN FINANCIALS.

Occupancy...................................................        92.0%
Effective Gross Income......................................  $4,159,933
Total Expenses..............................................  $1,213,942
Net Operating Income (NOI)..................................  $2,945,991
Cash Flow (CF)..............................................  $2,779,493
DSCR on NOI.................................................        1.33x
DSCR on CF..................................................        1.26x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

COMMONS AT TEMECULA

[Picture of the parking lot and entrance to the Mortgaged Property]

-----------------------------------------------
  Property Type..............            Retail
  Term/Amortization..........    120/360 months
  Cut-off Date Balance.......       $26,877,989
  % of Initial Pool
    Balance..................              2.4%
  Cut-off Date LTV...........             74.9%
  Maturity Date LTV..........             66.4%
  Underwriting DSCR..........             1.27x
  Mortgage Rate..............             7.44%
-----------------------------------------------

- THE LOAN. The Mortgage Loan (the "Commons at Temecula Loan") is secured by the Commons at Temecula, an anchored retail center located in Temecula, California. The Commons at Temecula Loan represents approximately 2.4% of the Initial Pool Balance. The Commons at Temecula Loan was originated on March 9, 2001 and has a principal balance as of the Cut-off Date of $26,877,989.

   The Commons at Temecula Loan has a remaining term of 113 months and matures on April 1, 2011. Furthermore, the loan may not be prepaid prior to, and including, February 1, 2011, and is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

- THE BORROWER. The borrower is Starwood Wasserman Temecula, LLC, a special purpose entity which delivered a non-consolidation opinion in connection with the origination of the Commons at Temecula Loan. The sponsor of the borrower is Starwood Wasserman, LLC, a real estate company in business for over approximately 38 years.

- THE PROPERTY. The Mortgaged Property securing the Commons at Temecula Loan is situated on 25.04 acres and was constructed in 1999 and 2000 as a retail community shopping center with both anchor and in-line spaces totaling approximately 293,201 net rentable square feet. The Mortgaged Property consists of four single-story buildings, and is located within the commercial hub of Temecula, California at the intersection of Winchester Road and Margarita Avenue with direct access to Interstate 15. The Mortgaged Property is adjacent to the Promenade In Temecula, a recently completed 800,000 square feet regional mall anchored by J.C. Penney, Robinsons May, Macy's, Sears and an entertainment plaza with over 110 specialty shops and restaurants.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

   As of July 30, 2001, the Mortgaged Property was 93.2% occupied. The following table presents information relating to the anchor and major tenants at the subject property:

                                                            NET
                                            % OF GROSS   RENTABLE      % OF NET      DATE OF LEASE
                  TENANT                     REVENUE     AREA (SF)   RENTABLE AREA    EXPIRATION
                  ------                    ----------   ---------   -------------   -------------
Joann Stores..............................    13.11%      46,553         15.93%        04/04/10
Sports Chalet.............................    12.94%      41,408         14.17%        10/22/09
Linens N Things...........................    10.34%      35,857         12.27%        08/24/15
Circuit City..............................     8.77%      28,445          9.74%        10/23/19
Office Depot..............................     9.64%      25,127          8.57%        09/30/14
Cost Plus.................................     6.64%      18,000          6.16%        10/30/10
Petco.....................................     4.82%      15,961          5.46%        10/22/09

- ESCROWS. The loan documents provide for certain escrows of taxes and provide for replacement reserves. See Annex B to the preliminary prospectus supplement for information regarding escrow reserves.

- PROPERTY MANAGEMENT. Wasserman Properties, LLC, a related company of the borrower, manages the Mortgaged Property. Wasserman Properties, LLC currently manages approximately 2.4 million square feet, with approximately 292,000 square feet under management within the market.

-  UNDERWRITTEN FINANCIALS.

Occupancy...................................................        84.0%
Effective Gross Income......................................  $3,943,819
Total Expenses..............................................  $  952,141
Net Operating Income (NOI)..................................  $2,991,678
Cash Flow (CF)..............................................  $2,862,058
DSCR on NOI.................................................        1.33x
DSCR on CF..................................................        1.27x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

FEDERAL EXPRESS -- OAKLAND AIRPORT

[Picture of the exterior of the Mortgaged Property]

--------------------------------------------------------------
  Property Type......................               Industrial
  Term/Amortization..................           144/360 months
  Cut-off Date Balance...............              $25,315,577
  % of Initial Pool Balance..........                     2.2%
  Cut-off Date LTV...................                    79.9%
  Maturity Date LTV..................                    63.2%
  Underwriting DSCR..................                    1.20x
  Mortgage Rate......................                    7.64%
--------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "FedEx Oakland Loan") is secured by a first mortgage encumbering a two-story warehouse distribution/office center located in Oakland, California. The FedEx Oakland Loan represents approximately 2.2% of the Initial Pool Balance. The FedEx Oakland Loan was originated on July 2, 2001 and has a principal balance as of the Cut-off Date of approximately $25,315,577.

   The FedEx Oakland Loan has a remaining term of 141 months and matures on August 1, 2013. Furthermore, the FedEx Oakland Loan may not be prepaid prior to, and including, June 1, 2013, and is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

- THE BORROWER. The borrower is Swensen Development II, LLC, a special purpose entity which delivered a non-consolidation in connection with the origination of the FedEx Oakland Loan. The sponsor of the borrower is C. Barron Swensen, an individual with approximately 35 years of real estate experience.

- THE PROPERTY. The Mortgaged Property securing the FedEx Oakland Loan is situated on 33.18 acres and consists of approximately 254,775 net rentable square feet. Such Mortgaged Property was constructed in 1998 as a build-to-suit for Federal Express. Special site improvements include a 1,200 square foot entry guard shack, perimeter fencing along the entire property and additional land sufficient for future building expansion. The Mortgaged Property is located approximately one-half mile east of the Oakland International Airport, approximately one-half mile south of the Port of Oakland and approximately one quarter mile from Interstate 880.

   The Mortgaged Property is 100% occupied by FedEx Corporation under a 15-year triple net lease that expires on October 16, 2013, and provides for two five year extension options.

- ESCROWS. Due to the triple net nature of the lease and provided FedEx Corporation's credit rating does not fall below investment grade, no monthly escrows are required.

-  LOCK BOX ACCOUNT.  A hard lock box account is in place.

- PROPERTY MANAGEMENT. Green Valley Corporation, a related company of the borrower, manages the Mortgaged Property. Green Valley Corporation has been involved in commercial real estate management for over 35 years and currently manages approximately 900,000 square feet.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

-  UNDERWRITTEN FINANCIALS.

Occupancy...................................................        99.0%
Effective Gross Income......................................  $2,779,972
Total Expenses..............................................  $   73,599
Net Operating Income (NOI)..................................  $2,706,373
Cash Flow (CF)..............................................  $2,588,612
DSCR on NOI.................................................        1.25x
DSCR on CF..................................................        1.20x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

625 MASSACHUSETTS AVENUE

[Picture of the front of the Mortgaged Property]

--------------------------------------------------------------
  Property Type......................                   Office
  Term/Amortization..................           144/360 months
  Cut-off Date Balance...............              $24,953,199
  % of Initial Pool Balance..........                     2.2%
  Cut-off Date LTV...................                    73.4%
  Maturity Date LTV..................                    62.2%
  Underwriting DSCR..................                    1.35x
  Mortgage Rate......................                    7.40%
--------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "625 Massachusetts Avenue Loan") is secured by a first mortgage encumbering two office/retail buildings. The 625 Massachusetts Avenue Loan represents approximately 2.2% of the Initial Pool Balance. The 625 Massachusetts Avenue Loan was originated on July 12, 2001, and has a principal balance as of the Cut-off Date of $24,953,199.

   The 625 Massachusetts Avenue Loan has a remaining term of 141 months and matures on August 1, 2013. The loan may not be prepaid prior to, and including, February 1, 2013, and is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

- THE BORROWER. The borrower is Samuels Central Square LLC, a special purpose entity.

- THE PROPERTY. The Mortgaged Property securing the 625 Massachusetts Avenue Loan originally consisted of two separate buildings constructed in 1929 and 1950, respectively. During 1999 and 2000, the Mortgaged Property underwent an extensive renovation, including a rehabilitation of the entire premises which involved, among other items, the repair and replacement of the utilities, HVAC, roofing and structural bracing. In addition, significant build-out was performed by the tenants. Currently, the Mortgaged Property consists of one 3-story building totaling approximately 123,178 net rentable square feet serviced by two elevators, and twenty-seven leased tenant parking spaces.

   The Mortgaged Property is located on a 0.98 acre parcel in the Central Square section of the City of Cambridge on Massachusetts Avenue. The Mortgaged Property is located one mile from Harvard Square, in close proximity to MIT, and three miles from downtown Boston.

   As of July 12, 2001, the Mortgaged Property was 100% occupied by five tenants consisting of 62% office space and 38% retail space. The following table presents information relating to the anchor and major tenants at the Mortgaged Property:

                                                                 NET      % OF NET
                                                 % OF GROSS   RENTABLE    RENTABLE   DATE OF LEASE
                    TENANT                        REVENUE     AREA (SF)     AREA      EXPIRATION
                    ------                       ----------   ---------   --------   -------------
Harvard University.............................    54.04%      71,415      57.98%      07/01/10
Boston Sports Club.............................    14.47%      21,556      17.50%      12/31/15
Walgreens......................................    15.21%      13,225      10.74%      12/31/20
The Gap........................................    13.22%      12,243       9.94%      11/14/08
Computer Recognition Systems...................     4.05%       4,738       3.85%      03/31/10

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

- ESCROWS. The loan documents provide for certain escrows of taxes and the borrower was required to fund an upfront escrow of $814,770.77 to cover borrower expenses related to (i) The Harvard and Fisher Gap Store lease (ii) leasing commissions related to the Walgreen lease. Another $690,000.00 was escrowed up front to cover tenant estoppel and tenant approval issues regarding the Walgreens lease. See Annex B to the preliminary prospectus supplement for information regarding escrow reserves.

- PROPERTY MANAGEMENT. Samuels Property Group LLC, a related company of the borrower, manages the Mortgaged Property, and approximately 149,000 square feet total within the market.

-  UNDERWRITTEN FINANCIALS.

Occupancy...................................................        97.0%
Effective Gross Income......................................  $3,519,607
Total Expenses..............................................  $  608,906
Net Operating Income (NOI)..................................  $2,910,701
Cash Flow (CF)..............................................  $2,808,127
DSCR on NOI.................................................        1.40x
DSCR on CF..................................................        1.35x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

FOUNTAINS AT SMOKE RANCH

[Picture of an entrance of the Mortgaged Property]

--------------------------------------------------------------
  Property Type......................              Multifamily
  Term/Amortization..................           120/360 months
  Cut-off Date Balance...............              $23,680,000
  % of Initial Pool Balance..........                     2.1%
  Cut-off Date LTV...................                    80.0%
  Maturity Date LTV..................                    72.6%
  Underwriting DSCR..................                    1.21x
  Mortgage Rate......................                    7.06%
--------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Fountains at Smoke Ranch Loan") is secured by a first mortgage encumbering a 464-unit multifamily complex in Las Vegas, Nevada. The Fountains at Smoke Ranch Loan represents approximately 2.1% of the Initial Pool Balance. The Fountains at Smoke Ranch Loan was originated on March 5, 2001 and has a principal balance as of the Cut-off Date of approximately $23,680,000.

   The Fountains at Smoke Ranch Loan has a remaining term of 113 months and matures on April 1, 2011. The Fountains at Smoke Ranch Loan may not be prepaid prior to, and including, February 1, 2011, and is subject to defeasance with United States government obligations beginning two years after the Delivery Date. The Fountains at Smoke Ranch Loan is interest only for the first 24 months of its term.

- THE BORROWER. The borrower is U.S. Retail Income Fund VIII, LP, a special purpose entity which delivered a non-consolidation opinion in connection with the origination of the Fountains at Smoke Ranch Loan. The sponsor of the borrower is RCA Holdings, Ltd.

- THE PROPERTY. The Mortgaged Property securing The Fountains at Smoke Ranch Loan consists of 464 apartment units situated on 20.5 acres. The apartment units consist of 128 one-bedroom units averaging 667 square feet, 264 two-bedroom units averaging 1,012 square feet and 72 three-bedroom units averaging 1,132 square feet. Unit amenities include central air conditioning, full size washer/dryer, range/oven, frost-free refrigerator, garbage disposal, dishwasher, walk-in closets, ceiling fan and fire sprinklers. Additionally, a microwave oven and fireplace are included in some units. Common area amenities include indoor and outdoor swimming pools, jacuzzi, fitness center, saunas, lighted tennis courts, barbecue grills, clubroom with fireside lounge and controlled access gates.

   As of June 30, 2001, the Mortgaged Property was 95% occupied. The Mortgaged Property is located approximately seven miles southeast of the Las Vegas strip and less than one mile from the I-215 bypass.

- ESCROWS. The loan documents provide for certain escrows of taxes and insurance and provide for replacement reserves. See Annex B to the preliminary prospectus supplement for information regarding escrow reserves.

- PROPERTY MANAGEMENT. The Mortgaged Property is managed by Stout Management Company, a third party management company. Stout Management Company was founded in 1978, and currently manages approximately 33 properties and 10,000 units within the market.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

-  UNDERWRITTEN FINANCIALS.

Occupancy...................................................         92.5%
Effective Gross Income......................................   $3,795,774
Total Expenses..............................................   $1,373,051
Net Operating Income (NOI)..................................   $2,422,723
Cash Flow (CF)..............................................   $2,306,723
DSCR on NOI.................................................         1.27x
DSCR on CF..................................................         1.21x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

WILSONTOWN SHOPPING CENTER

[Picture of the parking lot and entrance to the Mortgaged Property]

--------------------------------------------------------------
  Property Type...........................              Retail
  Term/Amortization.......................      120/360 months
  Cut-off Date Balance....................         $21,252,756
  % of Initial Pool Balance...............                1.9%
  Cut-off Date LTV........................               79.9%
  Maturity Date LTV.......................               71.3%
  Underwriting DSCR.......................               1.28x
  Mortgage Rate...........................               7.72%
--------------------------------------------------------------

- THE LOAN. The Mortgage Loan (the "Wilsontown Loan") is secured by a first mortgage encumbering a retail building. The Wilsontown Loan represents approximately 1.9% of the Initial Pool Balance. The Wilsontown Loan was originated on June 29, 2001 and has a principal balance as of the Cut-off Date of $21,252,756.

   The Wilsontown Loan has a remaining term of 116 months and will mature on July 1, 2011. The Wilsontown Loan may not be prepaid prior to, and including, April 1, 2011. The Wilsontown Loan is subject to defeasance with United States government obligations beginning two years after the Delivery Date.

- THE BORROWER. The borrower is Wilsontown LLC, a special purpose entity which delivered a non-consolidation opinion in connection with the origination of the Wilsontown Loan. The sponsor of the borrower is Mark Finkelstein ("Finkelstein"). Finkelstein has developed 19 commercial properties and currently manages 10 properties totaling more than 968,000 square feet.

- THE PROPERTY. The Mortgaged Property securing the Wilsontown Loan is a 230,424 square foot single story retail building, built in 2000. Such Mortgaged Property is located within the Grand Rapids, Michigan metropolitan statistical area. As of June 26, 2001, such Mortgaged Property was approximately 95.7% leased. The largest tenant is Best Buy Co Inc. ("Best Buy") occupying 45,547 square feet, or 19.8%, of the net rentable area. Best Buy offers 6,000 products in four principal product categories: home and office, consumer electronics, software and appliances. The Best Buy lease expires in November 2015. The second largest tenant is Bed, Bath & Beyond Inc. ("Bed Bath & Beyond"), leasing 35,164 square feet, or 15.3%, of the net rentable area. Bed Bath & Beyond offers bath accessories, kitchen textiles, cookware and dinnerware. The Bed Bath & Beyond lease expires in October 2015.

   The following table presents information relating to the anchor and major tenants at the subject property:

                                              % OF        NET      % OF NET
                                              GROSS    RENTABLE    RENTABLE       DATE OF
TENANT                                       REVENUE   AREA (SF)     AREA     EXPIRATION LEASE
------                                       -------   ---------   --------   ----------------
Best Buy..................................    17.8%     45,547       19.8%        11/01/15
Bed Bath and Beyond.......................    12.3%     35,164       15.3%        10/01/15
MC Sports.................................    11.8%     31,108       13.5%        12/01/15

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

- ESCROWS. In addition to escrows for insurance, the borrower was required to deliver a letter of credit in the amount of $4,000,000. The letter of credit is to be held until such time as the occupancy of the Mortgaged Property reaches 95%. If occupancy does not reach 95% within nine months of closing, the letter of credit may be used to pay down the Wilsontown Loan. See Annex B to the preliminary prospectus supplement for information regarding escrow reserves.

-  PROPERTY MANAGEMENT.  The property is self-managed.

-  UNDERWRITTEN FINANCIALS.

Occupancy...................................................        95.0%
Effective Gross Income......................................  $3,341,537
Total Expenses..............................................  $  928,347
Net Operating Income (NOI)..................................  $2,413,189
Cash Flow (CF)..............................................  $2,341,720
DSCR on NOI.................................................        1.32x
DSCR on CF..................................................        1.28x

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

- GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the preliminary prospectus supplement. See Annex B Multifamily Schedule to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Capital Improvement, Replacement Reserve and Escrow Accounts to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts.

- CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Two sets of Mortgage Loans contain Mortgage Loans (the "Cross-Collateralized Mortgage Loans") that are, solely as among such Mortgage Loans in such particular set, cross-defaulted and cross-collateralized with each other. The 2 sets of related Cross-Collateralized Mortgage Loans represent approximately 6.1% of the Initial Pool Balance. Each of the Cross-Collateralized Mortgage Loans is evidenced by a separate Mortgage Note and secured by a separate Mortgage, which Mortgage or separate cross-collateralization agreement, which may include a subordinate mortgage as the case may be, contains provisions creating the relevant cross-collateralization and cross-default arrangements. In addition, each AB Mortgage Loan is cross-collateralized with its related Companion Loan.

- GROUND LEASES. Four Mortgage Loans, which represent approximately 5.6% of the Initial Pool Balance, are, in each such case, secured primarily by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. Generally, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee. See "Certain Legal Aspects of Mortgage Loans -- Foreclosure -- Leasehold Considerations" in the prospectus.

- CREDIT LEASE LOANS. Eight of the Mortgage Loans, representing 1.3% of the Initial Pool Balance (the "Credit Lease Loans"), were underwritten based upon the financial strength of the tenant to which the related Mortgaged Property is leased. Scheduled monthly rent payments under the related credit lease are generally determined in underwriting to be sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Lease Loans (other than any Balloon Payment, which is covered by a Residual Value Insurance Policy).

- AB MORTGAGE LOANS. Three companion mortgage loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the "AB Mortgage Loans") (Mortgage Loan Nos. 825999525, 825999527 and 825999528) have an aggregate Cut-off Date Balance of $4,948,450, representing 0.4% of the Initial Pool Balance. Each AB Mortgage Loan and its related companion loan are cross-defaulted. No companion loan is part of the trust fund. Under the terms of separate co-lender and servicing agreements, each holder of a companion loan has agreed to subordinate and forebear its interest in certain respects to the related AB Mortgage Loan. The AB Mortgage Loans are Credit Lease Loans.

- COMPONENT MORTGAGE LOANS. The ownership interest in 5 of the Mortgage Loans (the "Component Mortgage Loans") (Mortgage Loan Nos. 825114191, 825999655, 825999802, 835300002 and 835300003) will each be split into a senior interest (the "Senior Component") and a subordinate interest (the "Subordinate Component"). The aggregate Cut-off Date Balances of the Senior Components of the Component Mortgage Loans will be equal to $9,578,844, representing 0.8% of the Initial Pool Balance. All

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANK OF AMERICA, N.A. -- FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-3
--------------------------------------------------------------------------------

   distributions of principal and interest with respect to the Senior
   Components will be distributed to the Certificates as described in the preliminary prospectus supplement. The holders of each Subordinate Component, each represented by a Class of Class V Certificates, are only entitled to distributions of principal or interest after the related Senior Component has been reduced to zero, and only then with respect to payments received on the Component Mortgage Loan related to such Subordinate Component. None of the Class V Certificates are being offered hereby.

- SUBORDINATE FINANCING. The Mortgage Loans generally either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to so encumbering such property other than 2 of the Mortgage Loans, representing 1.3% of the Initial Pool Balance, which permit additional subordinated debt as more particularly described in "Risk Factors -- Risks Related to the Mortgage Loans -- Subordinate Financing May Make Recovery Difficult in the Event of Loss" of the preliminary prospectus supplement. In addition, we are aware that 3 of the Mortgaged Properties relating to the Mortgage Loans, representing 2.9% of the Initial Pool Balance, have existing mezzanine debt as more particularly described in "Risk Factors -- Risks Related to the Mortgage Loans -- Subordinate Financing May Make Recovery Difficult in the Event of Loss" in the preliminary prospectus supplement. Five of the Mortgage Loans, representing 5.4% of the Initial Pool Balance, expressly permit mezzanine debt as more particularly described in "Risk Factors -- Risks Related to the Mortgage Loans -- Subordinate Financing May Make Recovery Difficult in the Event of Loss" in the preliminary prospectus supplement. One Mortgage Loan, representing 0.2% of the Initial Pool Balance, has existing unsecured indebtedness (other than standard allowances for trade payables, working capital and similar expenses) subject to certain conditions as more particularly described in "Risk Factors -- Risks Related to the Mortgage Loans -- Subordinate Financing May Make Recovery Difficult in the Event of Loss" in the preliminary prospectus supplement. In addition, with respect to the AB Mortgage Loans, the related Mortgaged Property also secures the lien of the applicable Companion Loan.

                                     NOTES

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, FIRST UNION SECURITIES, INC. AND DEUTSCHE BANC ALEX. BROWN INC. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.